SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 14, 2004



                                SUPERCLICK, INC.
             (Exact name of registrant as specified in its charter)

             WASHINGTON                              52-2219677
    ------------------------------------------------------------------------
    (State or other jurisdiction of     (I.R.S. Employer Identification No.)
           incorporation)



                       23332 Mill Creek Drive, Suite 230
                             Laguna Hills, CA 92111
                    (Address of principal executive offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (858) 518-1387



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01  REGULATION FD DISCLOSURE

      On October 14, 2004, Superclick, Inc. issued a press release relating to its revision of guidance for revenue for fiscal year 2004, which has been attached as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

           (c)  The following exhibit is furnished as part of this report:

                99.1  Press Release of the Registrant, dated October 14, 2004.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       SUPERCLICK, INC.
                                                       (Registrant)


Dated: October 14, 2004                                By: /s/ Claude Smith
                                                       ----------------------
                                                       Claude Smith
                                                       Chief Financial Officer
                                                       (Principle Accounting and
                                                       Financial Officer)

                                 EXHIBIT INDEX

Exhibit 99.1 Press release of Superclick, Inc. dated October 14, 2004